BORROWINGS	6 Months Ended
Jun. 30, 2021
Financial Instruments [Abstract]
Disclosure of borrowings [text block]	BORROWINGS
Non-Recourse Borrowings

	As of
US$ MILLIONS	June 30, 2021	December 31, 2020
Current	$12	$11
Non-current	3,728	3,466
Total	$3,740	$3,477
Non-recourse borrowings have increased by $263 million since year-end. The increase is primarily attributable to debt raised by our Brazilian regulated gas transmission business in connection with our recent acquisition and the impact of foreign exchange as the foreign currencies underlying non-recourse borrowings appreciated relative to the U.S. dollar during the six-month period ended June 30, 2021. These increases were partially offset by net repayments of $117 million at our U.K. regulated distribution business.